UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2008

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

We previously filed a Form 8-K, or the Form 8-K, on April 4, 2008, reporting our acquisition of Arboleda Apartments, located in Cedar Park, Texas, as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-37 through F-40 of Supplement No. 5 dated April 24, 2008 to our prospectus dated December 19, 2007 and filed in Post-Effective Amendment No. 8 to Grubb & Ellis Apartment REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-130945), which was filed with the Securities and Exchange Commission on April 24, 2008.

(b) Pro forma financial information.

The financial statements required by Item 9.01(b) are incorporated herein by reference to pages F-41 through F-45 of Supplement No. 5 dated April 24, 2008 to our prospectus dated December 19, 2007 and filed in Post-Effective Amendment No. 8 to Grubb & Ellis Apartment REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-130945), which was filed with the Securities and Exchange Commission on April 24, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

May 19, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President